                                                                   Exhibit 10.11



                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement") is made and dated as of the 12 day of September, 1995, by and between SANWA BANK CALIFORNIA, a California banking corporation (the "Lender"), and AMVAC CHEMICAL CORPORATION, a California corporation (the "Borrower").

                                    RECITALS

         A. The Borrower and the Lender are party to that certain Line of Credit Agreement dated April 14, 1994 (as amended, the "Existing Revolving Credit Agreement").

         B. The Borrower and the Lender are party to that certain Construction Loan Agreement (Commercial/Industrial Development) dated January 29, 1990 (as amended, the "Existing Term Loan Agreement"). The outstanding principal balance under the Existing Term Loan Agreement is approximately $1,857,200.00.

         C. The obligations of the Borrower under the Existing Revolving Credit Agreement and the Existing Term Loan Agreement are secured by (i) certain real property located at 4100 Washington Boulevard, City of Commerce, California, pursuant to that certain Deed of Trust (Construction)/Assignment of Leases and Rents dated January 29, 1990 by and among the Borrower, as Trustor, First Bancorp, a California corporation, as Trustee, and the Lender, as Beneficiary, which Deed of Trust was recorded in the official records in Los Angeles County, California as Instrument No. 90-190419 at 4:21 p.m. on February 2, 1990, and (ii) certain personal property pursuant to various security agreements.

         D. The obligations of the Borrower under the Existing Revolving Credit Agreement and under the Existing Term Loan Agreement are guaranteed by American Vanguard and GemChem (as such terms and other capitalized terms not otherwise defined herein are defined in Paragraph 10 below) and the obligations of such Guarantors are secured by certain personal property of each such Guarantor pursuant to various security agreements.

         E. The Borrower has requested an increase in the term loan to an amount not to exceed $5,250,000.00 and has requested an increase in its revolving line of credit.

         F. On the terms and subject to the conditions set forth below, the Borrower and the Lender have agreed to consolidate the Existing Revolving Credit Agreement and the Existing Term Loan Agreement into this Agreement, and have agreed the Lender will provide additional term loans to Borrower for capital expenditures.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT
1.        Loan Facilities.

         1(a)    Revolving Loans.  On the terms and subject to the conditions set forth herein, the Lender agrees that any Revolving Loan outstanding under the Existing Revolving Credit Agreement on the Closing Date shall be deemed to be a Revolving Loan hereunder. In addition, the Lender agrees that it shall from time to time up to and including the Revolving Loan Maturity Date, make loans (each, a "Revolving Loan" and collectively, the "Revolving Loans") to the Borrower in aggregate amounts not to exceed at any one time outstanding the Revolving Credit Limit minus the aggregate amount of all Outstanding Letters of Credit and all unpaid L/C Drawings. Any revolving loan outstanding under the Existing Revolving Credit Agreement on the Closing Date together with revolving loans made pursuant to the preceding sentence are herein referred to individually as a "Revolving Loan" and collectively as the "Revolving Loans". Amounts borrowed hereunder and repaid may be reborrowed as provided herein, it being agreed and understood that the credit facility evidenced by this Paragraph I (a) is a revolving credit facility.

         1(b)    Term Loan.  On the terms and subject to the conditions set forth herein, the Lender agrees that any term loan outstanding under the Existing Term Loan Agreement on the Closing Date shall be deemed to be a term loan hereunder. In addition, the Lender agrees that it shall from time to time from the Closing Date to December 31, 1995 make term loans to the Borrower in amounts which, together with the outstanding balance of the Term Loan from time to time, do not exceed $5,250,000.00. Any term loan outstanding under the Existing Term Loan Agreement on the Closing Date together with term loans made pursuant to the preceding sentence are herein collectively referred to as the "Term Loan".

         1(c)    Calculation of Interest.  The Borrower shall pay interest on
Loans outstanding hereunder from the date disbursed to but not including the date of payment at a rate per annum equal to: (1) with respect to Revolving Loans, at the option of the Borrower, either (x) the Reference Rate as in effect from time to time during the applicable calculation period plus 0.25%, or (y) the Fixed Rate quoted by the Lender for an Interest Period plus 2.25%, and (2) with respect to the Term Loan, at the option of the Borrower, either
(x) the Reference Rate as in effect from time to time during the applicable calculation period plus 0.5%, or (y) the Fixed Rate quoted by the Lender for an Interest Period plus 2.50%.

         1(d)    Payment of Interest.  Interest accruing on Reference Rate
Loans outstanding hereunder shall be payable monthly, in arrears, for each month on or before the first Business Day of the next succeeding month and on the maturity date of such Loan in the amount of interest then accrued but unpaid. Interest accruing on each Fixed Rate Loan outstanding hereunder shall be payable on the last day of the Interest Period relating thereto; provided, that with respect to each Fixed Rate Loan with an Interest Period longer than 3 months, interest shall be payable on the last day of each 3-month period after the commencement of such Interest Period and on the last day of such Interest Period.

         1(e)    Payment of Principal.  The Borrower shall pay the principal amount of each Revolving Loan advanced hereunder on the Revolving Loan Maturity Date. From the Closing Date through December 31, 1995, the Borrower shall pay principal on the Term Loan in monthly installments of $77,380.00 on or before the first Business Day of each month, commencing September 1, 1995. On the first Business Day of January, 1996 and on or before the first Business Day of each month thereafter through the Term Loan Maturity Date, the Borrower shall pay principal on the Term Loan in monthly installments in an amount equal to
(i) the outstanding principal balance of the Term Loan at the close of business on December 31, 1995 divided by (ii) sixty (60). The Lender shall notify the Borrower of the amount of the principal payments to be made by the Borrower on the Term Loan beginning on the first Business Day of January, 1996 by sending the Borrower a Notice Regarding Term Loan Principal Payments substantially in the form of Exhibit C attached hereto. The outstanding principal balance of the Term Loan shall be repaid in full on the Term Loan Maturity Date.

         1(f)    Mandatory Prepayment of Principal.  On the effective date of any public offering of securities of American Vanguard or the Borrower, the Borrower shall prepay the Loans in an amount equal to the proceeds of such public offering, net of underwriting discounts and commissions and other reasonable costs associated therewith. Any such prepayment shall be applied to the Term Loan in payment of the required monthly installments of principal in the inverse order of maturity, and after the Term Loan has been repaid in full, shall next be applied to the Revolving Loan.

         1(g)    Prepayments.  The Borrower may prepay Revolving Loans which are Reference Rate Loans hereunder in whole or in part at any time. The Borrower may, from time to time with one (1) day prior notice (by telephone, confirmed in writing promptly thereafter, telex or telecopier) received by the Lender, voluntarily prepay the Term Loan. Any such prepayment shall be in integral multiples of $100,000.00 and in a minimum amount of $100,000.00. Any such prepayment shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment and any additional amounts as may be required to be paid under the provisions of Paragraph 1(h) hereof.
Once prepaid, the Term Loan may not be reborrowed.

         1(h)    Special Provisions Regarding Fixed Rate Loans.

                 (1) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PREPAYMENT SHALL BE MADE ON ANY FIXED RATE LOAN EXCEPT ON A DAY WHICH IS THE LAST DAY OF THE INTEREST PERIOD RELATING THERETO. IF THE WHOLE OR ANY PART OF ANY FIXED RATE LOAN IS PREPAID BY REASON OF ACCELERATION OR OTHERWISE, THE BORROWER SHALL, UPON THE LENDER'S REQUEST, PROMPTLY PAY TO AND INDEMNIFY THE LENDER FOR ALL COSTS AND ANY LOSS (INCLUDING INTEREST) ACTUALLY INCURRED BY THE LENDER AND ANY LOSS (INCLUDING LOSS OF PROFIT RESULTING FROM THE RE-EMPLOYMENT OF FUNDS) SUSTAINED BY THE LENDER AS A CONSEQUENCE OF SUCH PREPAYMENT.

                 (2) During any period of time in which any Fixed Rate Loan is outstanding, the Borrower shall, upon the Lender's request, promptly pay to and reimburse the Lender for all costs incurred and payments made by the Lender by reason of any future assessment, reserve, deposit or similar requirements or any surcharge, tax or fee imposed upon the Lender or as a result of the Lender's compliance with any directive or requirement of any regulatory authority pertaining or relating to funds used by the Lender in quoting and determining the Fixed Rate.

                 (3) In the event that the Lender shall at any time determine that the accrual of interest on the basis of the Fixed Rate (a) is infeasible because the Lender is unable to determine the Fixed Rate due to the unavailability of U.S. dollar deposits, contracts or certificates of deposit in an amount approximately equal to the amount of the relevant Loan and for a period of time approximately equal to the relevant Interest Period; or (b) is or has become unlawful or infeasible by reason of the Lender's compliance with any new law, rule, regulation, guideline or order, or any new interpretation of any present law, rule, regulation, guideline or order, then the Lender shall give telephonic notice thereof (confirmed in writing) to the Borrower, in which event any Fixed Rate Loan shall be deemed to be a Reference Rate Loan and interest shall thereupon immediately accrue at the Reference Rate plus the applicable percentage.

         1(i)    Requirements of Law; Increased Costs.  In the event that any applicable law, order, regulation, treaty or directive issued by any central bank or other governmental authority, agency or instrumentality or any governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) issued by any central bank or other governmental authority, agency or instrumentality:

                 (1) Does or shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to the Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of the Lender);

                 (2) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of interest payable on the Obligations; or

                 (3) Does or shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or the rate of return on the capital of the Lender or any corporation controlling the Lender, then, in any such case, the Borrower shall promptly pay to the Lender, upon its written demand, any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or rate of return as determined by the Lender with respect to this Agreement or Loans made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 1(i), it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

2.       Letter of Credit Facility.

         2(a)    Pre-Existing Letters of Credit.  On the terms and subject to the conditions set forth in the Existing Revolving Credit Agreement, the Lender has issued certain letters of credit for the account of the Borrower which letters of credit are Outstanding at the date of this Agreement and which letters of credit are described more particularly on Exhibit J attached hereto (the "Pre-Existing Letters of Credit"). On the Closing Date, such Pre-Existing Letters of Credit shall constitute "Letters of Credit" under, and for all purposes of, the Loan Documents.

         2(b)    Issuance of New Letters of Credit.  On the terms and subject to the conditions set forth herein, the Lender shall from time to time from and after the Closing Date, issue its letters of credit (a "New Letter of Credit" and, collectively, the "New Letters of Credit") for the account of the Borrower in an amount which when added to:

                 (1) The aggregate amount of other Outstanding Letters of Credit at the proposed issuance date will not exceed the Letter of Credit Sublimit; and

                 (2) The aggregate amount of Revolving Loans outstanding hereunder and the aggregate amount of other Outstanding Letters of Credit and unpaid L/C Drawings will not exceed the Revolving Credit Limit.

Each New Letter of Credit shall be requested by the Borrower at least three Business Days prior to the proposed issuance date by delivery to the Lender of a duly executed Letter of Credit Application accompanied by all other documents, instruments and agreements as the Lender may require. In no event may the term of any Letter of Credit (including the right of any beneficiary to require renewals) extend beyond the Revolving Loan Maturity Date.

         2(c)    Repayment of L/C Drawings.  Any drawing under any Letter of
Credit (a "L/C Drawing") shall be payable in full by the Borrower, without demand upon or notice to the

Borrower, on the date of such L/C Drawing and, if not paid on such date, shall be deemed to be a Revolving Loan hereunder and shall accrue interest as provided herein.

         2(d)    Absolute Obligation to Repay.  The Borrower's obligation to repay L/C Drawings shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had, against the Lender or any other Person, including, without limitation, any set-off, counterclaim or defense based upon or arising out of:

                 (1) Any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                 (2) Any amendment or waiver of or any consent to departure from the terms of any Letter of Credit;

                 (3) The existence of any claim, setoff, defense or other right which the Borrower or any other Person may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting);

                 (4) Any allegation that any demand, statement or any other document presented under any Letter of Credit is forged, fraudulent, invalid or insufficient in any respect, or that any statement therein is untrue or inaccurate in any respect whatsoever or that variations in punctuation, capitalization, spelling or format were contained in the drafts or any statements presented in connection with any L/C Drawing;

                 (5) Any payment by the Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, or any payment made by the Lender under any Letter of Credit to any Person purporting to be a trustee in Bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding;

                 (6) Any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations of the Borrower in respect of any Letter of Credit; or

                 (7) Any other circumstance of happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Guarantor.

Nothing contained herein shall constitute a waiver of any rights of the Borrower against the Lender arising out of the gross negligence or willful misconduct of the Lender in connection with any Letter of Credit.

         2(e)    Uniform Customs and Practice.  The Uniform Customs and
Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in a Letter of Credit) apply to the Letters of Credit.

3.       Miscellaneous Provisions.

         3(a)    Use of Proceeds.  The proceeds of all Loans shall be utilized to retire all outstanding indebtedness under the Existing Revolving Credit Agreement and under the Existing

Term Loan Agreement and by the Borrower for capital expenditures and working capital purposes.

         3(b)    Request For Loans; Making of Loans.  If the Borrower desires to borrow a Reference Rate Loan hereunder, the Borrower shall deliver a Loan Request no later than 2:00 p.m. (Los Angeles time), on the proposed funding date. If the Borrower desires to borrower a Fixed Rate Loan hereunder, the Borrower shall deliver a Loan Request no later than 2:00 p.m. (Los Angeles time) two Business Days prior to the proposed funding date. Any Loan advanced by the Lender hereunder shall be conclusively presumed to have been made to and for the Borrower's benefit if advanced in accordance with the Borrower's instructions or deposited into a checking account of the Borrower maintained with the Lender.

         3(c)    Roll-overs.  The Borrower may, by giving notice in accordance with the provisions of Paragraph 3(b) above, roll-over all or any part of any Fixed Rate Loan so that such Fixed Rate Loan continues to be outstanding as a Fixed Rate Loan. If the Borrower shall not have repaid a Fixed Rate Loan or effected a roll-over in accordance with this Paragraph 3(c), it shall be deemed to have elected to roll-over such Fixed Rate Loan into a Reference Rate Loan to be made on the last day of the Interest Period of the Fixed Rate Loan so rolled-over.

         3(d)    Notes.  The obligation of the Borrower to repay the Revolving
Loans shall be evidenced by a note payable to the order of the Lender in the form of that attached hereto as Exhibit A (the "Revolving Note"). The obligation of the Borrower to repay the Term Loan shall be evidenced by a note payable to the order of the Lender in the form of that attached hereto as Exhibit B (the "Term Note", and together with the Revolving Note, the "Notes"). The Lender is hereby authorized to record the date and amount of each advance made by the Lender and each payment of principal made by the Borrower, on the schedules annexed to and constituting a part of the applicable Note (or by any analogous method the Lender may elect consistent with its customary practices) and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error. The failure of the Lender to make any such notation shall not affect in any manner or to any extent the Borrower's Obligations hereunder.

         3(e)    Nature and Place of Payments.  All payments made on account of the Obligations shall be made by the Borrower, without setoff or counterclaim, in lawful money of the United States of America in immediately available funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Lender by 2:00 p.m. (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 2:00 p.m. (Los Angeles time) by the Lender, such payment will be considered to have been made by the Borrower on the next succeeding Business Day and interest thereon shall be payable by the Borrower at the then applicable rate. All payments on account of the Obligations shall be made to the Lender through its office located at 601 South Figueroa Street, W8-12, Los Angeles, California 90017. If any payment required to be made by the Borrower hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

         3(f)    Post-Default Interest.  Notwithstanding anything to the
contrary contained herein, on any date that there shall have occurred and be continuing an Event of Default, any and all Obligations outstanding may, at the option of the Lender, bear interest at a per annum rate equal to three percent (3%) above the Reference Rate.

         3(g)    Late Fee.  If any payment of principal or interest, or any portion thereof, under this Agreement is not paid within ten (10) calendar days after it is due, a late payment charge equal to five percent (5%) of such past due payment may be assessed and shall be paid immediately.

         3(h)    Computations.  All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

         3(i)    Fees. On the date of the execution of this Agreement, the
Borrower shall pay to the Lender a non-refundable commitment fee in the amount of $100,000.00.

         3(j)    Amendment and Restatement of Existing Revolving Credit
Agreement and Existing Term Loan Agreement. On the Closing Date, (1) each of the Existing Revolving Credit Agreement and the Existing Term Loan Agreement shall be deemed to have been amended and restated in its entirety by this Agreement, and (2) the Advances (as defined in the Existing Revolving Credit Agreement) and the term loans under the Existing Term Loan Agreement shall be restated as Loans hereunder. To the extent such Advances and such loans do not include all costs, expenses and fees owing under the Existing Revolving Credit Agreement and the Existing Term Loan Agreement and the related documentation (including, without limitation, attorneys' fees), Borrower promises to pay all such costs, expenses and fees on or before the Closing Date.

         3(k)    Collateral Documents; Additional Documents.  As collateral security for the Obligations, the Borrower shall execute and deliver to the
Lender: (1) a Deed of Trust and Assignment of Leases and Rents substantially in the form of that attached hereto as Exhibit F hereto (the "Deed of Trust"), pursuant to which the Borrower shall grant to the Lender a first priority security interest in and lien upon the Real Property, (2) an amended and restated security agreement in the form of that attached hereto as Exhibit E (the "Security Agreement"), pursuant to which the Borrower shall pledge, assign and grant to the Lender a first priority security interest in and lien upon the personal property Collateral, and (3) such UCC-1 financing statements as the Lender may require. The Borrower further agrees to execute and deliver and to cause to be executed and delivered to the Lender from time to time such confirmatory and supplementary security agreements, financing statements, consents of and notices to third parties and such other documents, instruments, title endorsements and agreements as the Lender may reasonably request which are in the Lender's judgment necessary or desirable to obtain for the Lender the benefit of the Guaranties (including any collateral pledged in connection therewith), the Deed of Trust, the Security Agreement and the Collateral (the Deed of Trust, the Security Agreement, the UCC-1 financing statements referred to in subparagraph (3) above, and such additional documents, instruments and agreements being referred to herein as the "Security Documents").

         3(l)    Guaranties.  As additional credit support for the Obligations, the Borrower shall cause each of American Vanguard, GemChem and 2110 Davie to execute and deliver to the Lender: (1) a credit guaranty in the form of that attached hereto as Exhibit G (a "Guaranty" and, collectively, the "Guaranties"), (2) a security agreement in the form of that attached hereto as Exhibit H (a "Subsidiary Security Agreement" and, collectively, the "Subsidiary Security Agreements"), pursuant to which such Subsidiary shall pledge, assign and grant to the Lender a first priority perfected security interest in and Lien upon such Subsidiary's personal property, and (3) such UCC-1 financing statements as the Lender may request.

4.       Conditions to Making Loans.

         4(a)    First Loan.  As conditions precedent to the obligation of the
Lender to make the first Loan hereunder (including restatements of loans outstanding under the Existing Revolving Credit Agreement and the Existing Term Loan Agreement):

                 (1) The Borrower shall have delivered or shall have had delivered to the Lender, in form and substance satisfactory to the Lender and its counsel, each of the following:

                          (i)      A duly executed copy of this Agreement;

                          (ii)     A duly executed copy of the other Loan
Documents;

                          (iii)    A duly executed copy of the Deed of Trust in
recordable form;

                          (iv)     A title insurance policy with respect to the
Real Property, including such affirmative coverages as the Lender may request;

                          (v)      Such credit applications, financial
statements, authorizations and such information concerning the Borrower and its business, operations and condition (financial and otherwise) as the Lender may reasonably request;

                          (vi)     Certified copies of resolutions of the Boards
of Directors of the Borrower and each Guarantor, approving the execution and delivery of the Loan Documents to which such entity is a party;

                          (vii)    A certificate of the Secretary or an
Assistant Secretary of the Borrower and each Guarantor, certifying the names and true signatures of the officers of the Borrower and such Guarantor, as applicable, authorized to sign the Loan Documents to which such entity is a party; and

                          (viii)   Acknowledgment copies of all UCC-1 financing
statements filed with respect to the Collateral and the collateral for the Guaranties accompanied by a search report showing such financing statements as duly filed and evidencing that the security interest of the Lender in the Collateral and the collateral for the Guaranties is prior to all other security interests of record.

                 (2) Borrower shall pay the $100,000.00 fee referred to in Paragraph 3(i) above.

                 (3) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                 (4) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Lender and its counsel.

         4(b)    Ongoing Loans.  As conditions precedent to the Lender's
obligation to make any Loan or issue any Letter of Credit hereunder, including the first Loan, at and as of the proposed funding date thereof:

                 (1) There shall have been delivered to the Lender a Loan Request therefor;

                 (2) The representations and warranties contained in the Loan Documents shall be accurate and complete in all respects as if made on and as of such date;

         (3) There shall not have occurred an Event of Default or Potential Default; and

         (4) Following the making of such Loan or the issuance of such Letter of Credit, the aggregate principal amount of the Revolving Loans outstanding, the aggregate principal amount of the Term Loan outstanding and the Outstanding Letters of Credit will not exceed the limitations of Paragraphs 1(a), 1(b) or 2(b) above, respectively.

         By delivering a Loan Request or a request for the issuance of a New Letter of Credit to the Lender hereunder, the Borrower shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(4) above.

5.       Representations and Warranties of the Borrower.

         As an inducement to the Lender to enter into this Agreement and to make Loans and issue Letters of Credit as provided herein, the Borrower represents and warrants to the Lender that:

         5(a)    Financial Condition.  The financial statements, dated the
Statement Date and the Interim Date, copies of which have heretofore been furnished to the Lender, are complete and correct and present fairly in accordance with GAAP the financial condition of American Vanguard and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and cash flows for the fiscal periods then ended.

         5(b)    No Change.  Since the Statement Date there has been no
material adverse change in the business, operations, assets or financial or other condition of American Vanguard, the Borrower or American Vanguard and its consolidated Subsidiaries taken as a whole. Since the Statement Date, neither American Vanguard nor the Borrower has entered into, incurred or assumed any long-term debt, mortgages, material leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property.

         5(c)    Corporate Existence; Compliance with Law.  The Borrower: (1)
is duly organized, validly existing and in good standing as a corporation under the laws of the State of California and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on the Borrower or its property and/or business or on the ability of the Borrower to pay and perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations.

         5(d)    Corporate Power; Authorization; Enforceable Obligations.  The
Borrower has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents. The Loan Documents have been duly executed and delivered on behalf of the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

         5(e)    No Legal Bar.  The execution, delivery and performance of the
Loan Documents, the borrowings hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Borrower or create or result in the creation of any Lien on any assets of the Borrower other than in favor of the Lender pursuant to the Security Documents.

         5(f)    No Material Litigation.  Except as disclosed in the most
recent Form 10-K or Form 10-Q filed by American Vanguard, there is no material litigation, investigation or proceeding (including, without limitation, Environmental Claims) of or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of such parties' properties or revenues.

         5(g)    Taxes.  The Borrower and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Borrower or the applicable Subsidiary has established adequate reserves in conformity with GAAP.

         5(h)    Investment Company Act.  The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         5(i) Subsidiaries. Attached hereto as Exhibit I is an accurate and complete list of all presently existing active Subsidiaries of American Vanguard, their respective jurisdictions of incorporation and qualification and the percentage of their capital stock owned by American Vanguard, the Borrower or other Subsidiaries of American Vanguard. All of the issued and outstanding shares of capital stock of the Borrower and each such Subsidiary have been duly authorized and issued and are fully paid and non-assessable.

         5(j)    Federal Reserve Board Regulations.  Neither the Borrower nor
any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

         5(k)    ERISA. (1) No Prohibited Transactions, Accumulated Funding
Deficiencies, withdrawals from Multiemployer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject the Borrower to any tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of the Borrower, by insurance; (2) no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Plan, and no event has occurred or condition exists which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (3) the present value of all benefit liabilities (as defined in section 4001(a)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and (4) the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents and the use of the proceeds of the Loans will not involve any Prohibited Transactions.

         5(l)    Assets.  Each of American Vanguard and the Borrower has good and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 5(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof and except for property and assets specifically pledged as collateral for capitalized lease obligations. Neither the Borrower nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Borrower or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the financial statements referred to in Paragraph 5(a) above or as permitted under Paragraph 7(a) below.

         5(m)    Securities Acts.  The Borrower has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Borrower is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Notes.

         5(n)    Consents, etc. No consent, approval, authorization of, or
registration, declaration or filing with any governmental authority is required on the part of the Borrower in connection with the execution and delivery of the Loan Documents or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

         5(o)    Environmental Compliance.  The operations of the Borrower
comply, and during the term of this Agreement will at all times comply, in all respects with all Environmental Laws; the Borrower has obtained licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary operations, all such Environmental Permits are in good standing, and the Borrower is in compliance with all material terms and conditions of such Environmental Permits; neither the Borrower nor any of its present properties or operations are subject to any outstanding written order from or agreement with any governmental authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material; there are no Hazardous Materials or other conditions or circumstances existing, or arising from operations prior to the date of this Agreement, with respect to any property of the Borrower that would reasonably be expected to give rise to Environmental Claims; provided, however, that with respect to property leased from an unrelated third party, the foregoing representation is made to the best knowledge of the Borrower. In addition (i) the Borrower does not have or maintain any underground storage tanks which are not properly registered or permitted under applicable Environmental Laws or which are leaking or disposing of Hazardous Materials offsite, and (ii) the Borrower has notified all of its employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

6. Affirmative Covenants. The Borrower hereby covenants and agrees with the Lender that, as long as any Obligations remain unpaid or the Lender has any obligation to make Loans and issue Letters of Credit hereunder, the Borrower shall:

          6(a)   Financial Statements.  Furnish or cause to be furnished to the
Lender:

                 (1) Within ninety (90) days after the last day of each fiscal year of American Vanguard, the Form 10-K of American Vanguard as filed with the SEC, together with consolidated and consolidating statements of income and statements of cash flows for such year and balance sheets as of the end of such year presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the Lender and including therewith a copy of the management letter from such certified public accountants;

                 (2) Within sixty (60) days after the last day of each fiscal quarter of American Vanguard except for fiscal quarters ending in December, the Form 10-Q of American Vanguard as filed with the SEC, together with consolidated and consolidating statements of income and cash flows for such fiscal quarter and balance sheets as of the end of such fiscal quarter of American Vanguard, accompanied in each case by a certificate of the chief financial officer of American Vanguard stating that such financial statements are presented fairly in accordance with GAAP; and

                 (3) Not later than the last day of the following calendar month except the months of January, February, March, June, September and December, consolidated and consolidating statements of income and cash flows of American Vanguard for such month and balance sheets of American Vanguard as of the end of such month accompanied by a certificate of the chief financial officer of American Vanguard stating that such financial statements are presented fairly in accordance with GAAP; and

                 (4) Concurrently with the delivery of the financial statements referred to in subparagraphs (1), (2) and (3) above, a compliance certificate in the form of that attached hereto as Exhibit D (a "Compliance Certificate") of the chief financial officer of the Borrower, demonstrating in detail satisfactory to the Lender the Borrower's compliance with the financial covenants set forth in Paragraphs 7(j) and 7(k) below at and as of the date of such financial statements.

         6(b)    Certificates; Reports; Other Information.  Furnish or cause to be furnished to the Lender:

                 (1) Not later than the last day of the following calendar month, an accounts receivable and accounts payable aging report for the immediately preceding month, in form and substance satisfactory to the Lender; and

                 (2) Promptly, such additional financial and other information, including, without limitation, financial statements of the Borrower, any Guarantor or any other Affiliate, as the Lender may from time to time reasonably request, including, without limitation, such information as is necessary for the Lender to sell, assign or otherwise transfer all or portions of, and participations in, the Lender's interest in the Loans hereunder.

         6(c)    Payment of Indebtedness.  Pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith and for which provision is made to the satisfaction of the Lender for the payment thereof in the event the Borrower is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Borrower.

         6(d) Maintenance of Existence and Properties; Compliance. Maintain its corporate existence and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law. Any violation of a Requirement of Law shall be corrected within thirty days of the earlier of receipt of a citation or knowledge of such violation by the Borrower.

         6(e)    Inspection of Property; Books and Records: Discussions.  Keep
proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Lender (at no cost or expense to the Borrower unless there shall have occurred and be continuing an Event of Default) to visit and inspect any of its properties and examine, audit and make abstracts from and copies of any of its books and records at any reasonable time and as often as may reasonably be desired by the Lender, and to discuss the business, operations, properties and financial and other condition of the Borrower and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

         6(f)    Notices.  Give prompt written notice to the Lender of:

                 (1) The occurrence of any Potential Default or Event of Default;

                 (2) The use of any fictitious trade style, indicating the trade style and state(s) of its use;

                 (3) Any litigation or proceeding affecting American Vanguard or any of its Subsidiaries which could have a material adverse effect on the business, operations, property, or financial or other condition of American Vanguard, the Borrower or the Borrower and its Subsidiaries taken as a whole; and

                 (4) A material adverse change in the business, operations, property or financial or other condition of American Vanguard, the Borrower or the Borrower and its Subsidiaries take as a whole.

         6(g)    Expenses.  Pay all reasonable out-of-pocket expenses of the
Lender (including fees and disbursements of counsel) incident to: (1) the preparation and negotiation of the Loan Documents and the closing of the credit facility evidenced thereby in any amount in excess of $10,000.00, (2) the administration of the credit facility evidenced by the Loan Documents, including, without limitation, expenses incurred by the Lender in connection with periodic inspections and audits conducted on behalf of the Lender pursuant to Paragraph 6(e) above, (3) the protection of the rights of the Lender under the Loan Documents, including obtaining and maintaining a security interest in any collateral for the Obligations, and (4) the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, and before as well as after judgment including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Borrower or a "workout" of the Obligations. The obligations of the Borrower under this Paragraph 6(g) shall be effective and enforceable whether or not any Loan is made hereunder and shall survive payment of all other Obligations.

         6(h)    Loan Documents.  Comply with and observe all terms and
conditions of the Loan Documents.

         6(i)    Insurance.  Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, product liability insurance with a coverage amount of not less than $10,000,000.00, and furnish the Lender on request full information as to all such insurance. The Lender shall be named as loss payee and an additional insured on all policies of insurance maintained as required hereunder.

         6(j)    Environmental Compliance.

                 (1) Conduct its operations and keep and maintain the Property in compliance with all Environmental Laws.

                 (2) Give prompt written notice to the Lender, but in no event later than 10 days after becoming aware, of the following: (i) any enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Borrower or any of its affiliates or any of their respective properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower or its affiliates that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws.

                 (3) Upon the written request of the Lender, the Borrower shall submit to the Lender, at the Borrower's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice required pursuant to this Section.

                 (4) At all times indemnify and hold harmless the Lender from and against any and all liability arising out of any Environmental Claims.

         6(k)    ERISA.  Furnish to the Lender:

                 (1) Promptly and in any event within ten (10) days after the Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto;

                 (2) Promptly and in any event within ten (10) days after the Borrower knows or has reason to know of any condition existing with respect to a Plan which presents a material risk of termination of the Plan, imposition of an excise tax, requirement to provide security to the Plan or incurrence of other liability by the Borrower or any ERISA Affiliate, a statement of the chief financial officer of the Borrower describing such condition;

                 (3) At least ten (10) days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

                 (4) Promptly and in no event more than ten (10) days after the filing thereof with the Secretary of the Treasury, a copy of any application by the Borrower or an ERISA Affiliate for a waiver of the minimum funding standard under section 412 of the Code;

                 (5) Promptly and in any event within ten (10) days after the Borrower knows or has reason to know of any event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the Borrower describing such event or condition;

                 (6) Promptly and in no event more than ten (10) days after receipt thereof by the Borrower or any ERISA Affiliate, a copy of each notice received by the Borrower or an ERISA Affiliate concerning the imposition of any withdrawal liability under section 4202 of ERISA; and

                 (7) Promptly after receipt thereof a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided, however, that this subparagraph shall not apply to notices of general application promulgated by the PGBC or the Internal Revenue Service.

7. Negative Covenants. The Borrower hereby agrees that, as long as any Obligations remain unpaid or the Lender has any obligation to make Loans or issue Letters of Credit hereunder, the Borrower shall not, directly or indirectly:

         7(a)    Liens.  Create, incur, assume or suffer to exist, any Lien upon the Collateral except Liens in favor of the Lender or create, incur, assume or suffer to exist any Lien upon any of its other property and assets except:

                 (1) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Borrower shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                 (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Borrower's business; and

                 (3) Purchase money security interests for property, conditional sale agreements, or other title retention agreements; provided, however, that no such security interest or agreement shall extend to any property other than the property acquired in connection with the grant of such security interest; and

                 (4) Other Liens securing Indebtedness permitted under Paragraph 7(b)(5) below.

         7(b)    Indebtedness.  Create, incur, assume or suffer to exist, or otherwise become or be liable, or cause any Subsidiary to create, incur, assume or suffer to exist, or otherwise become or be liable, in respect of any indebtedness except:

                 (1)      The Obligations;

                 (2) Indebtedness reflected in the financial statements referred to in Paragraph 5(a) above;

                 (3) Trade debt incurred in the ordinary course of business;

                 (4) Indebtedness secured by Liens permitted under Paragraph 7(a)(1), (2) and (3) above; and

                 (5) Other Indebtedness in an aggregate amount of not more than $250,000.00 at any time outstanding.

         7(c)    Consolidation and Merger.  Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination.

         7(d)    Acquisitions.  Purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any person, firm or corporation, other than in the normal course of business as presently conducted and other than purchases and acquisitions permitted pursuant to Paragraph 7(k) below.

         7(e)    Payment of Dividends.  Declare or pay any dividends upon its shares of stock now or hereafter outstanding or make any distribution of assets to its stockholders as such, whether in cash, property or securities, except (1) in any fiscal year dividends of up to twenty-five percent (25%) of American Vanguard's Net Profit After Tax for the preceding fiscal year, and (2) dividends payable in shares of capital stock and cash in lieu of fractional shares or in options, warrants or other rights to purchase shares of capital stock.

         7(f)    Purchase or Retirement of Stock.  Acquire, purchase, redeem or retire any shares of its capital stock now or hereafter outstanding.

         7(g)    Investments; Advances.  Make or commit to make any advance, loan or extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person, except (1) advances, loans and extensions of credit made in the ordinary course of business of the Borrower as conducted on the date of this Agreement, and (2) loans up to an aggregate amount not exceeding $35,000.00 in any fiscal year.

         7(h)    Sale of Assets.  Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value.

         7(i)    ERISA.

                 (1) Terminate or withdraw from any Plan so as to result in any material liability to the PBGC;

                 (2) Engage in or permit any person to engage in any Prohibited Transaction involving any Plan which would subject the Borrower to any Material tax, penalty or other liability;

                 (3) Incur or suffer to exist any material Accumulated Funding Deficiency, whether or not waived, involving any Plan;

                 (4) Allow or suffer to exist any event or condition which presents a risk of incurring a material liability to the PBGC;

                 (5) Amend any Plan so as to require the posting of security under section 401(a)(29) of the Code; or

                 (6) Fail to make payments required under section 412(m) of the Code and section 302(e) of ERISA which would subject the Borrower to any material tax, penalty or other liability.

         70(j)   Financial Covenants.  Permit:

                 (1)      At any time:

                          (i)     The Effective Tangible Net Worth of American
Vanguard to be less than $12,000,000.00 plus seventy-five percent (75%) of the net income of American Vanguard and its consolidated Subsidiaries for each fiscal quarter beginning with the fiscal quarter ended in June 1995 (with no reduction for any net loss in any fiscal quarter); or

                          (ii)    The Debt to Effective Tangible Net Worth
ratio of American Vanguard to be greater than 2.25:1.00.

                 (2)      At the last day of any fiscal quarter:

                          (i)     The Cash Flow Coverage Ratio of American
Vanguard to be less than 2.50:1.00; or

                          (ii)    The Interest Coverage Ratio of American
Vanguard to be less than 2.50:1.00.

         7(k)    Capital Expenditures.  Make any fixed capital expenditure
(including any capital expenditure of American Vanguard and any subsidiary thereof) or any commitment therefor, including, without limitation, incurring liability for uses which, in accordance with GAAP, would be reported as capital leases, or purchase any real or personal property in an aggregate amount exceeding $2,000,000.00 in any one fiscal year; provided, that in addition to the $2,000,000.00 allowance per fiscal year, capital expenditures in an amount up to an aggregate amount equal to Term Loans made pursuant to Paragraph 1(b) above, excluding the amounts outstanding under the Existing Term Loan Agreement deemed to be a Term Loan hereunder, may be made from the date of this Agreement through December 31, 1995.

8. Events of Default. Upon the occurrence of any of the following events (an "Event of Default"):

         8(a)    The Borrower shall fail to pay any principal or interest on the Loans on the date when due or fail to pay within five days of the date when due any other Obligation under the Loan Documents; or

         8(b)    Any representation or warranty made by the Borrower in any
Loan Document or in connection with any Loan Document shall be inaccurate or incomplete in any respect on or as of the date made; or

         8(c)    The Borrower shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 6(d) or Paragraph 7 above or in the Security Agreement, or

         8(d)    The Borrower shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days following notice thereof given by the Lender; or

         8(e)    The Borrower shall default in any payment of principal or
interest on any Indebtedness (other than the Obligations) or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

         8(f)    (1) The Borrower or any of its Subsidiaries or any Guarantor,
shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries or any Guarantor shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Borrower or any of its Subsidiaries or any Guarantor, any case, proceeding or other action of a nature referred to in clause (1) above which
(i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of thirty (30) days; or (3) there shall be commenced against the Borrower or any of its

Subsidiaries or any Guarantor, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within thirty (30) days from the entry thereof; or (4) the Borrower or any of its Subsidiaries or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause (1), (2) or (3) above; or (5) the Borrower or any of its Subsidiaries or any Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

         8(g)    (1) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan; or (2) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; or (3) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; or (4) any other event or condition shall exist which might, in the opinion of the Lender, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; or (5) the Borrower or any ERISA Affiliate shall withdraw from a Multiemployer Plan under circumstances which the Lender determines could have a material adverse effect on the financial condition of the Borrower; or

         8(h)    One or more judgments or decrees shall be entered against the
Borrower or any of its Subsidiaries or any Guarantor and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within fifteen (I 5) days from the entry thereof or in any event later than five days prior to the date of any proposed sale thereunder; or

         8(i)    The Borrower shall voluntarily suspend the transaction of
business for more than five days in any calendar year; or

         8(j)    Any Guarantor shall fail to observe or comply with any term or condition of its Guaranty or shall attempt to rescind or revoke its Guaranty, with respect to future transactions or otherwise;

         THEN, automatically upon the occurrence of an Event of Default under Paragraph 8(f) above, and at the option of the Lender upon the occurrence of any other Event of Default, the Lender's obligation to make Loans and issue Letters of Credit shall terminate and the Obligations shall be and become due and payable, without demand upon or presentment to the Borrower, which are expressly waived by the Borrower, and the Lender may immediately exercise all rights, powers and remedies available to it at law, in equity or otherwise, including, without limitation, under the Security Documents and the Guaranties.

9.       Miscellaneous Provisions.

         9(a)    No Assignment.  The Borrower may not assign its rights or
obligations under this Agreement without the prior written consent of the Lender. Subject to the foregoing, all provisions contained in this Agreement and the other Loan Documents shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Borrower, its successors and assigns.

         9(b)    Amendment; No Waiver.  Neither this Agreement nor any of the other Loan Documents may be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Lender and the Borrower. It is expressly agreed and understood that the failure by the Lender to elect to accelerate amounts outstanding hereunder and/or to terminate the obligation of the Lender to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of the Loan Documents. No delay or failure by the Lender to exercise any right, power or remedy shall constitute a waiver thereof by the Lender, and no single or partial exercise by the Lender of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

         9(c)    Cumulative Rights.  The rights, powers and remedies of the
Lender hereunder and under the other Loan Documents are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Borrower and the Lender relating hereto, at law, in equity or otherwise.

         9(d)    Entire Agreement.  This Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

         9(e)    Survival.  All representations, warranties, covenants and
agreements contained on the part of the Borrower contained in the Loan Documents shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

         9(f)    Notices.  All notices, consents, requests and demands to or upon the respective parties under the Loan Documents shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or when deposited in the United States mail, postage prepaid, or, in the case of telegraphic notice or the overnight courier service, when delivered to the telegraph company or overnight courier service, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or to such other address as either party may designate by notice to the other in accordance with the terms of this Paragraph 9(f).

         9(g)    Governing Law.  This Agreement and the other Loan Documents shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

         9(h)    Transfers.  The Borrower acknowledges that the Lender may
elect to sell, assign and otherwise transfer to other Persons (each, a "Transferee") all or portions of, and participations in, the Lender's interest in Loans and Letters of Credit outstanding (and its commitment to make Loans and issue Letters of Credit) hereunder from time to time and expressly agrees that the holder of any Loans or Letters of Credit or interest therein (or commitment to make Loans or issue or participate in Letters of Credit hereunder) shall be a "Lender" hereunder, including, without limitation, with respect to the provisions of Paragraph 1(i) above; provided, however, that in no event shall the Borrower have any obligation to communicate or otherwise deal with any Transferee, it being expressly agreed and understood that no such transfer shall relieve the Lender of any of its agreements and obligations hereunder. For purposes of this Paragraph 9(h), the Lender may disclose to a potential or actual Transferee any and all information supplied to Lender by or on behalf of the Borrower. The Borrower agrees to execute and deliver to the Lender such documents, instruments and agreements, including, without limitation, amendments to the Loan Documents, deemed necessary or desirable by the Lender to effect such transfers.

         9(i)    Counterparts.  This Agreement and the other Loan Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

         9(j)    Accounting Terms and Financial Reporting.  All accounting
terms not otherwise defined herein are used with the meanings given such terms under GAAP. All financial requirements to be maintained by the Borrower and all financial reporting required to be made by the Borrower pursuant to this Agreement shall be based on the consolidated financial statements of the Borrower's parent corporation, American Vanguard Corporation, and all such financial requirements are to be measured at the end of each month.

         9(k)    Authorization to Disclose.  The Borrower hereby authorizes the
Lender to disclose to the Guarantors any and all information concerning the Borrower, its business, properties and condition (financial or otherwise) now or hereafter in the Lender's possession or within its control to the extent deemed necessary or desirable by the Lender.

         9(l)    Disputed Claims Arbitration.  In the event a claim or
controversy arises concerning the interpretation or enforcement of any of the terms of the Loan Documents, the Lender and the Borrower agree that such claim or controversy shall be settled by final, binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, which rules are hereby incorporated by reference. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Depositions may be taken and other discovery may be obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings. The unsuccessful party shall pay the costs of conducting the arbitration. The arbitrator shall not have the power or authority to award punitive damages for or against either party to this Agreement. No provision of, or the exercise of any rights under, this subparagraph (l), shall limit the right of any party to exercise self help remedies such as setoff, to foreclose against any real or personal property Collateral, or to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power or sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration.

         9(m)    Set Off.  The Lender may exercise its right of set-off against the Obligations to the same extent as if the Obligations were unsecured.

10. Definitions. For purposes of this Agreement, the terms set forth below shall have the following meanings:

         "Accumulated Funding Deficiency" shall mean a funding deficiency described in section 302 of ERISA.

         "Affiliate" shall mean, as to any corporation, any other corporation directly or indirectly controlling, controlled by or under direct or indirect common control with, such corporation. "Control" as used herein means the power to direct the management and policies of such corporation.

         "Agreement" shall mean this Agreement, as the same may be amended, extended or replaced from time to time.

         "American Vanguard" shall mean American Vanguard Corporation, a Delaware corporation, the sole shareholder of the Borrower.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Los Angeles, California are authorized or obligated to close their regular banking business.

         "Cash Flow Coverage Ratio" shall mean the ratio of Cash Flow for the four-quarter period ending on the last day of the applicable fiscal quarter to the Current Portion of Long-Tenn Debt as of the last day of such fiscal quarter.

         "Cash Flow" shall mean the sum of net income plus any non-cash expenses (such as depreciation and amortization) deducted in arriving at net income and minus any non-cash revenues included in the determination of net income.

         "Closing Date" shall mean the date as of which all conditions set forth in Paragraph 4 above shall have been fully satisfied.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder as from time to time in effect.

         "Collateral" shall mean the personal property (tangible and intangible) and fixtures which are covered by the Security Agreement and the Real Property.

         "Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

         "Compliance Certificate" shall have the meaning given such term in Paragraph 6(a)(4) above.

         "Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Current Liability" shall have the meaning given such term in accordance with GAAP.

         "Current Portion of Long-Term Debt" shall mean that portion of long-term debt which is required to be shown as a Current Liability on the balance sheet in accordance with generally accepted accounting principles.

         "Debt" shall mean, for any Person, all Indebtedness minus Subordinated Debt.

         "Deed of Trust" shall have the meaning given such term in Paragraph 3(k) above.

         "EBITDA" shall mean net income before interest, taxes, depreciation and amortization, each determined in accordance with GAAP.

         "Effective Tangible Net Worth" shall mean, for any Person, stated net worth plus Subordinated Debt minus all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organization expenses and similar intangible items) and amounts due from stockholders and Affiliates.

         "Environmental Claims" shall mean all claims, however asserted, by any governmental authority or other person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environmental or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (i) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Materials at, in, or from property owned, operated or controlled by the Borrower, or (ii) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" shall mean all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requested, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

         "Environmental Permits" shall have the meaning given such term in Paragraph 5(o) above.

         "ERISA"shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations issued thereunder as from time to time in effect.

         "ERISA Affiliate" shall mean each trade or business, including the Borrower, whether or not incorporated, which together with the Borrower would be treated as a single employer under section 4001 of ERISA.

         "Event of Default" shall have the meaning given such term in Paragraph 8 above.

         "Existing Revolving Credit Agreement" shall have the meaning given such term in the Recitals hereto.

         "Existing Term Loan Agreement" shall have the meaning given such term in the Recitals hereto.

         "Fixed Rate" shall mean the rate which the Lender determines, in its sole and absolute discretion, to be equal to the Lender's cost of acquiring funds in an amount approximately equal to the amount of the relevant Loan, and for a period of time approximately equal to the relevant Interest Period. Such cost of funds shall be adjusted for any and all assessments, surcharges and reserve requirements pertaining to the borrowing or purchase of such funds by the Lender.

         "Fixed Rate Loan" shall mean any Loan bearing interest with reference to a Fixed Rate.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "GemChem" shall mean GemChem, Inc., a California corporation and a wholly-owned Subsidiary of American Vanguard.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantors" shall mean, severally, each of American Vanguard, GemChem, and 2110 Davie.

         "Guaranty" shall have the meaning given such term in Paragraph 3(1) above.

         "Hazardous Materials" shall mean all those substances which are regulated by, or which may form the basis of liability under any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

         "Indebtedness"of any Person shall mean all items of indebtedness which, in accordance with GAAP, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include the face amount of all outstanding letters of credit and all indebtedness and liabilities of others assumed or guarantied by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

         "Interest Period" shall mean such period of time as the Lender may quote and offer, provided that the Interest Period shall be for a minimum of at least 30 days and not exceed a maximum of 180 days, and provided further that any Interest Period with respect to a Revolving Loan shall not extend beyond the Revolving Loan Maturity Date and any Interest Period with respect to a Term Loan shall not extend beyond the Term Loan Maturity Date.

         "Interim Date" shall mean June 30, 1995.

         "Interest Coverage Ratio" shall mean the ratio of EBITDA to interest expense, in each case for the applicable fiscal quarter.

         "L/C Drawing" shall have the meaning given such term in Paragraph 2(c) above.

         "Letter of Credit" shall mean a New Letter of Credit or a Pre-Existing Letter of Credit.

         "Letter of Credit Application" shall mean an application for the issuance of a New Letter of Credit in form satisfactory to the Lender.

         "Letter of Credit Sublimit" shall mean $450,000.00, as such amount may be increased or decreased by written agreement of the Lender and the Borrower.

         "Lien" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction.

         "Loan Documents" shall mean this Agreement, the Notes, the Guaranties, the Security Documents and each other document, instrument and agreement executed by the Borrower or any Guarantor in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

         "Loan Request" shall mean a request for a Loan in form satisfactory to the Lender.

         "Loans" shall mean the Revolving Loans and the Term Loan.

         "Multiemployer Plan" shall mean a Plan described in section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

         "Net Profit After Tax" shall mean for any period, determined in accordance with GAAP, the sum of net income (or net loss) for such period less all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

         "New Letter of Credit" shall have the meaning given such term in Paragraph 2(b) above.

         "Notes" shall have the meaning given such term in Paragraph 3(d) above.

         "Obligations" shall mean any and all debts, obligations and liabilities of the Borrower to the Lender arising out of or related to the Loan Documents, whether principal, interest, fees or otherwise, whether now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred and whether or not extended, modified, rearranged, restructured, refinanced or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations or liabilities.

         "Outstanding" shall mean with respect to Letters of Credit, any Letter of Credit which has not been cancelled, expired unutilized or fully drawn upon.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "Person" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department or agency of any government.

         "Plan" shall mean any plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained for employees of the Borrower or any ERISA Affiliate (and any such plan no longer maintained by the Borrower or any of its ERISA Affiliates to which the Borrower or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

         "Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "Pre-Existing Letters of Credit" shall have the meaning given such term in Paragraph 2(a) above.

         "Prohibited Transaction" shall mean any transaction described in section 406 of ERISA which is not exempt by reason of section 408 of ERISA or the transitional rules set forth in section 414(c) of ERISA and any transaction described in section 4975(c)(1) of the Code which is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA.

         "Property" shall mean, collectively and severally, any and all real property, including all improvements and fixtures thereon, owned or occupied by the Borrower.

         "Real Property" shall mean the real property described in the Deed of Trust.

         "Reference Rate" shall mean the fluctuating per annum rate which is quoted, published or announced from time to time by the Lender in Los Angeles, California as its "Reference Rate" and as to which loans may be made by the Lender at, below or above such "Reference Rate," with such rate to be adjusted concurrently with any change in the "Reference Rate".

         "Reference Rate Loans" shall mean any Loan bearing interest with reference to the Reference Rate.

         "Reportable Event" shall mean any of the events set forth in section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in section 4063 of ERISA, a cessation of operations described in section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under section 401(a)(29) of the Code, or a failure to make a payment required by section 412(m) of the Code and section 302(e) of ERISA when due.

         "Requirements of Law" shall mean as to any Person the Certificate of Incorporation and ByLaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Revolving Credit Limit" shall mean $10,500,000.00.

         "Revolving Loan" shall have the meaning given such term in Paragraph 1(a) above.

         "Revolving Loan Maturity Date" shall mean the earlier of: (a) July 31, 1997, and (b) the date the Lender terminates its obligation to make further Loans hereunder pursuant to Paragraph 8 above.

         "Revolving Note" shall have the meaning given such term in Paragraph 3(d) above.

         "Security Agreement" shall have the meaning given such term in Paragraph 3(k) above.

         "Security Documents" shall have the meaning given such term in Paragraph 3(k) above.

         "Statement Date" shall mean December 31, 1994.

         "Subordinated Debt" shall mean, for any Person, Indebtedness of such Person and its Subsidiaries subordinated to the Obligations pursuant to written subordination agreements satisfactory in form and substance to the Lender.

         "Subsidiary" shall mean any corporation more than fifty percent (50%) of the stock of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of the corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

         "Term Loan" shall have the meaning given such term in Paragraph 1(b) above.

         "Term Loan Maturity Date" shall mean the earlier of: (a) January 1, 2001 and (b) the date the Lender terminates its obligations to make further Loans hereunder pursuant to Paragraph 8 above.

         "Term Note" shall have the meaning given such term in Paragraph 3(d) above.

         "Transferee" shall have the meaning given such term in Paragraph 9(h) above.

         "2110 Davie" shall mean 2110 Davie Corporation, a California corporation and a wholly-owned subsidiary of American Vanguard.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                       AMVAC CHEMICAL CORPORATION,
                                       a California corporation,
                                       as the Borrower

                                       By:    /s/  JAMES A. BARRY
                                              ---------------------------------
                                       Name:  James A. Barry
                                              ---------------------------------
                                       Title: Vice President, CFO
                                              ---------------------------------

                                       Address:  4100 East Washington Boulevard
                                                  Los Angeles, California 90023


                                       SANWA BANK CALIFORNIA,
                                       as the Lender


                                       By:    /s/  JOSEPH C. ARCO
                                              ---------------------------------
                                       Name:  Joseph C. Arco
                                              ---------------------------------
                                       Title: V.P.
                                              ---------------------------------



                                       Address:  601 South Figueroa St.
                                                 W8-12
                                                 Los Angeles, California 90017

                                 REVOLVING NOTE

$10,500,000.00                                        September 12, 1995

         FOR VALUE RECEIVED, the undersigned, AMVAC CHEMICAL CORPORATION, a California corporation (the "Borrower"), hereby promises to pay to the order of SANWA BANK CALIFORNIA (the "Lender"), at its office at 601 South Figueroa Street, W8-12, Los Angeles, California 90017 (or such other place as the Lender may direct from time to time), in lawful money of the United States and in immediately available funds, the principal amount of Revolving Loans advanced to the Borrower under that certain Amended and Restated Revolving Credit Agreement dated as of September 12, 1995 by and between the Borrower and the Lender (as such Agreement may be amended from time to time, the "Credit Agreement") together with interest thereon computed in accordance with the Credit Agreement, on the dates required pursuant to the Credit Agreement. Capitalized terms used herein without definition have the meanings assigned thereto in the Credit Agreement.

         This Revolving Note is the "Revolving Note" referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement and the other Loan Documents, including, without limitation, the Security Agreement, the Deed of Trust and the Guaranties, for rights and obligations of payment and prepayment, events of default and the right of the Lender to accelerate the maturity hereof upon the occurrence of such events.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Note.

         The Borrower agrees to pay all collection expenses, court costs and reasonable attorneys' fees and disbursements (whether or not litigation is commenced) which may be incurred in connection with the collection or enforcement of this Revolving Note.

         This Revolving Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules,

                                       AMVAC CHEMICAL CORPORATION,
                                       a California corporation


                                       By:    /s/  JAMES A. BARRY
                                              ---------------------------------
                                       Name:  James A. Barry
                                              ---------------------------------
                                       Title: Vice President, CFO
                                              ---------------------------------

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT



         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") is made and dated this 12 day of September, 1995 by and between SANWA BANK CALIFORNIA, a California corporation with a state banking license ("Secured Party"), and AMVAC CHEMICAL CORPORATION, a California corporation ("Debtor").

                                    RECITALS

         A. Secured Party has agreed to extend credit to Debtor from time to time on the terms and subject to the conditions set forth in that certain Amended and Restated Credit Agreement dated as of September 12, 1995 (the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) and the other Loan Documents.

         B. This Security Agreement amends and restates all security agreements executed by Debtor granting a security interest in personal property of the Debtor to secure the obligations of the Debtor under the Existing Revolving Credit Agreement and/or under the Existing Term Loan Agreement.

         C. To induce Secured Party to enter into the Loan Documents and to extend such credit, Debtor has agreed to pledge and to grant to Secured Party a security interest in and lien upon certain property of Debtor described more particularly herein.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees as follows:

                                   AGREEMENT

         1 .     Grant of Security Interest.  Debtor hereby pledges and grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the obligations described in Paragraph 3 below (collectively and severally, the "Obligations").

         2. Collateral. The Collateral shall consist of all right, title and interest of Debtor, now existing or hereafter arising, in under and to:

                 (a) Equipment. All goods and equipment ("Equipment") now owned or hereafter acquired by the Debtor or in which the Debtor now has or may hereafter acquire any interest including, but not limited to, all machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description and all additions, accessions, improvements, replacements and substitutions thereto and thereof.

                 (b) Inventory. All inventory ("Inventory") now owned or hereafter acquired by the Debtor including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts.

                 (c) Accounts and Contract Rights. All accounts and contract rights now owned or hereafter created or acquired by the Debtor, including but not limited to, all receivables and all rights and benefits due to the Debtor under any contract or agreement.

                 (d) General Intangibles. All general intangibles now owned or hereafter created or acquired by the Debtor, including but not limited to, goodwill, trademarks, trade styles, trade names, patents, patent applications, software, customer lists and business records.

                 (e) Chattel Paper and Documents. All documents, instruments and chattel paper now owned or hereafter acquired by the Debtor.

                 (f) Monies and Other Property in Possession. All monies, and property of the Debtor now or hereafter in the possession of the Secured Party or the Secured Party's agents, or any one of them, including, but not limited to, all deposit accounts, certificates of deposit, stocks, bonds, indentures, warrants, options and other negotiable and non-negotiable securities and instruments, together with all stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property to which the Debtor may become entitled to receive on account of such property.

The Secured Party's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including but not limited to, the proceeds of any insurance thereon.

         3. Obligations. The Obligations secured by this Security Agreement shall consist of any and all debts, obligations and liabilities of Debtor to Secured Party arising out of or related to the Loan Documents, whether principal, interest, fees or otherwise, whether now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred and whether or not extended, modified, rearranged, restructured, refinanced or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations or liabilities.

         4. Representations and Warranties. In addition to any representations and warranties of Debtor set forth in the Loan Documents, which are incorporated herein by this reference, Debtor hereby represents and warrants that:

                 (a) Debtor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in the Collateral, will be the sole owner thereof and have good and marketable title thereto).

                 (b) Except for security interests in favor of Secured Party, no person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

                 (c) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete.

                 (d) Debtor has delivered to Secured Party all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, the certificate of title with respect to each motor vehicle, if any, included in the Collateral, together with such other writings with respect thereto as Secured Party shall request.

                 (e) Each account, contract right, item of chattel paper, instrument or any other right to the payment of money constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor"), which terms have not been modified or waived in any respect or to any extent.

                 (f) Any amount represented by Debtor to Secured Party as owing by any Account Debtor is the correct amount actually and unconditionally owing by such Account Debtor.

                 (g) No Account Debtor has any defense, set off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral, or otherwise.

         5. Covenants and Agreements of Debtor. In addition to all covenants and agreements of Debtor set forth in the Loan Documents, which are incorporated herein by this reference, Debtor hereby agrees:

                 (a) To do all acts that may be necessary to maintain, preserve and protect the Collateral;

                 (b) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with Secured Party related hereto or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                 (c) To pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral;

                 (d) To appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

                 (e) Not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Secured Party (provided that, unless an Event of Default shall occur, Debtor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory);

                 (f) To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

                 (g) That such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession;

                 (h) To account fully for and promptly deliver to Secured Party, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Secured Party or in blank, as requested by Secured Party, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by Debtor in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party;

                 (i) To keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time;

                 (j) To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, certificates of title, ship mortgages, aircraft mortgages, copyright mortgages, assignments or mortgages of patents, mortgages of mask works, mortgages for filing pursuant to the Interstate Commerce Act, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest in the Collateral hereunder and the priority thereof;

                 (k) To take such other actions as Secured Party may request to protect the value of the Collateral and of Secured Party's security interest in the Collateral, including, without limitation, provision of assurances from third parties regarding Secured Party's access to, right to foreclose on or sell, Collateral and right to realize the practical benefits of such foreclosure or sale;

                 (l) To reimburse Secured Party upon demand for any costs and expenses, including, without limitation, attorneys' fees and disbursements, Secured Party may incur while exercising any right, power or remedy provided by this Security Agreement or by law, all of which costs and expenses are included in the Obligations;

                 (m) To give Secured Party thirty (30) days prior written notice of any change in Debtor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in the penultimate paragraph of this Security Agreement;

                 (n) To keep the records concerning the Collateral and to keep the Collateral at the location(s) referred to in Paragraph 16 below and not to remove such records from such locations) without the prior written consent of the Secured Party;

                 (o) If Secured Party gives value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose;

                 (p) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

                 (q) At any reasonable time, upon demand by Secured Party, to exhibit to and allow inspection by Secured Party (or persons designated by Secured Party) of the Collateral; and

                 (r) To insure the Collateral, with Secured Party named as loss payee, in form and amounts, with companies, and against risks and liabilities satisfactory to Secured Party, and Debtor hereby assigns the policies to Secured Party, agrees to deliver them to Secured Party at its request, and agrees that Secured Party may make any claim thereunder, cancel the insurance on default by Debtor, collect and receive payment of and endorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Secured Party's election, to replacement of Collateral or to the Obligations.

         6. Authorized Action by Secured Party. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of the Debtor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failure to take any action which Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, and Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to exercise such rights and powers, including without limitation, to: (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (f) notify any Account Debtor on any Collateral to make payment directly to Secured Party.

         7. Default and Remedies. Upon the occurrence of an Event of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under the Loan Documents, at law, in equity or otherwise, do any one or more of the following:

                 (a) Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Security Agreement.

                 (b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine.

                 (c) Recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Security Agreement.

                 (d) Require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party.

                 (e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

                 (f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by Debtor.

                 (g) Debtor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof.

                 (h) Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         8. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Loan Documents or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

         9. Waiver. Any waiver, forbearance or failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

         10. Setoff, Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

         11. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind its heirs, executors, administrators, successors and assigns.

         12. Entire Agreement; Severability. This Security Agreement contains the entire security agreement between Secured Party and Debtor. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         13. References. The singular includes the plural. If more than one executes this Security Agreement, the term Debtor shall be deemed to refer to each of the undersigned Debtors as well as to all of them, and their obligations and agreements hereunder shall be joint and several. If any of the undersigned is a married person, recourse may be had against his or her separate property for the Obligations.

         14. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, without giving effect to choice of law rules, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code of such state.

         15. Amendment. This Security Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

         16. Place of Business; Location of Records and Collateral. Debtor represents that Schedule A attached hereto accurately and completely sets forth: (a) its chief place of business; (b) all trade name(s) or style(s) used by Debtor; and (c) all locations where Debtor's records concerning the Collateral are located; and (d) all locations where Collateral is located.

         17. Addresses for Notices. All demands, notices and other communications to Debtor or Secured Party provided for hereunder shall be given as provided in the Credit Agreement.

         EXECUTED this 12 day of September, 1995.



                                 DEBTOR:

                                 AMVAC CHEMICAL CORPORATION, a California corporation


                                 By: /s/ JAMES A. BARRY
                                    ------------------------------------------
                                 Name:   James A. Barry
                                       ---------------------------------------
                                 Title:  Vice President CFO
                                       ---------------------------------------

                                 SECURED PARTY:

                                 SANWA BANK CALIFORNIA, a California corporation with a state banking license


                                 By: /s/ JOSEPH C. ARCO
                                    ------------------------------------------
                                 Name:   Joseph C. Arco
                                       ---------------------------------------
                                 Title:  V.P.
                                       ---------------------------------------

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") is made and dated this 12 day of September, 1995 by and between SANWA BANK CALIFORNIA, a California corporation with a state banking license ("Secured Party"), and AMERICAN VANGUARD CORPORATION, a Delaware corporation ("Debtor").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Credit Agreement, dated as of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement" and with capitalized terms not otherwise defined herein used with the same meaning as in the Credit Agreement), SANWA BANK CALIFORNIA agreed to extend credit to AMVAC CHEMICAL CORPORATION ("Borrower") in the aggregate principal amount of $15,750,000.00.

         B. Debtor is a wholly-owned subsidiary of Borrower and will benefit from the credit extended to Borrower by Secured Party. As a condition precedent to Secured Party's obligation to extend such credit to Borrower, Debtor was required to execute and deliver that certain Credit Guaranty dated as of even date herewith (as amended, modified or supplemented from time to time, the "Guaranty") pursuant to which Debtor has guaranteed all indebtedness of Borrower to Secured Party under the Credit Agreement and the other Loan Documents. As a condition precedent to Secured Party's obligation to extend credit to Borrower pursuant to the Credit Agreement, Debtor also is required to execute and deliver and this Security Agreement.

         C. This Security Agreement amends and restates all security agreements executed by Debtor in favor of Secured Party granting a security interest in personal property of the Debtor to secure the obligations of Debtor under the Guaranty or any other guaranty of indebtedness owed by Borrower to Secured Party under the Existing Revolving Credit Agreement and/or under the Existing Term Loan Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees as follows:

                                   AGREEMENT

         1. Grant of Security Interest. Debtor hereby pledges and grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the obligations described in Paragraph 3 below (collectively and severally, the "Obligations").

         2. Collateral. The Collateral shall consist of all right, title and interest of Debtor, now existing or hereafter arising, in under and to:

                 (a) Equipment. All goods and equipment ("Equipment") now owned or hereafter acquired by the Debtor or in which the Debtor now has or may hereafter acquire any interest including, but not limited to, all machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description and all additions, accessions, improvements, replacements and substitutions thereto and thereof.

                 (b) Inventory. All inventory ("Inventory") now owned or hereafter acquired by the Debtor including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts.

                 (c) Accounts and Contract Rights. All accounts and contract rights now owned or hereafter created or acquired by the Debtor, including but not limited to, all receivables and all rights and benefits due to the Debtor under any contract or agreement.

                 (d) General Intangibles. All general intangibles now owned or hereafter created or acquired by the Debtor, including but not limited to, goodwill, trademarks, trade styles, trade names, patents, patent applications, software, customer lists and business records.

                 (e) Chattel Paper and Documents. All documents, instruments and chattel paper now owned or hereafter acquired by the Debtor.

                 (f) Monies and Other Property in Possession. All monies and property of the Debtor now or hereafter in the possession of the Secured Party or the Secured Party's agents, or any one of them, including, but not limited to, all deposit accounts, certificates of deposit, stocks, bonds, indentures, warrants, options and other negotiable and non-negotiable securities and instruments, together with all stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property to which the Debtor may become entitled to receive on account of such property.

The Secured Party's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including but not limited to, the proceeds of any insurance thereon.

         3. Obligations. The Obligations secured by this Security Agreement shall consist of any and all debts, obligations and liabilities of Debtor to Secured Party arising out of or related to the Guaranty, whether principal, interest, fees or otherwise, whether now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred and whether or not extended, modified, rearranged, restructured, refinanced or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations or liabilities.

         4. Representations and Warranties. In addition to any representations and warranties of Debtor set forth in the Guaranty, which are incorporated herein by this reference, Debtor hereby represents and warrants that:

                 (a) Debtor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in the Collateral, will be the sole owner thereof and have good and marketable title thereto).

                 (b) Except for security interests in favor of Secured Party, no person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

                 (c) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete.

                 (d) Debtor has delivered to Secured Party all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, the certificate of title with respect to each motor vehicle, if any, included in the Collateral, together with such other writings with respect thereto as Secured Party shall request.

                 (e) Each account, contract right, item of chattel paper, instrument or any other right to the payment of money constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor"), which terms have not been modified or waived in any respect or to any extent.

                 (f) Any amount represented by Debtor to Secured Party as owing by any Account Debtor is the correct amount actually and unconditionally owing by such Account Debtor.

                 (g) No Account Debtor has any defense, set off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral, or otherwise.

         5. Covenants and Agreements of Debtor. In addition to all covenants and agreements of Debtor set forth in the Guaranty, which are incorporated herein by this reference, Debtor hereby agrees:

                 (a) To do all acts that may be necessary to maintain, preserve and protect the Collateral;

                 (b) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with Secured Party related hereto or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                 (c) To pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral;

                 (d) To appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

                 (e) Not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Secured Party (provided that, unless an Event of Default shall occur, Debtor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory);

                 (f) To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

                 (g) That such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession;

                 (h) To account fully for and promptly deliver to Secured Party, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Secured Party or in blank, as requested by Secured Party, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by Debtor in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party;

                 (i) To keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time;

                 (j) To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, certificates of title, ship mortgages, aircraft mortgages, copyright mortgages, assignments or mortgages of patents, mortgages of mask works, mortgages for filing pursuant to the Interstate Commerce Act, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest in the Collateral hereunder and the priority thereof;

                 (k) To take such other actions as Secured Party may request to protect the value of the Collateral and of Secured Party's security interest in the Collateral, including, without limitation, provision of assurances from third parties regarding Secured Party's access to, right to foreclose on or sell, Collateral and right to realize the practical benefits of such foreclosure or sale;

                 (l) To reimburse Secured Party upon demand for any costs and expenses, including, without limitation, attorneys' fees and disbursements, Secured Party may incur while exercising any right, power or remedy provided by this Security Agreement or by law, all of which costs and expenses are included in the Obligations;

                 (m) To give Secured Party thirty (30) days prior written notice of any change in Debtor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in Paragraph 16 below;

                 (n) To keep the records concerning the Collateral and to keep the Collateral at the location(s) referred to in Paragraph 16 below and not to remove such records from such location(s) without the prior written consent of Secured Party;

                 (o) If Secured Party gives value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose;

                 (p) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

                 (q) At any reasonable time, upon demand by Secured Party, to exhibit to and allow inspection by Secured Party (or persons designated by Secured Party) of the Collateral; and

                 (r) To insure the Collateral, with Secured Party named as loss payee, in form and amounts, with companies, and against risks and liabilities satisfactory to Secured Party, and Debtor hereby assigns the policies to Secured Party, agrees to deliver them to Secured Party at its request, and agrees that Secured Party may make any claim thereunder, cancel the insurance on default by Debtor, collect and receive payment of and endorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Secured Party's election, to replacement of Collateral or to the Obligations.

         6. Authorized Action by Secured Party. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of the Debtor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failure to take any action which Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, and Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to exercise such rights and powers, including without limitation, to: (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (f) notify any Account Debtor on any Collateral to make payment directly to Secured Party.

         7. Default and Remedies. Upon the occurrence of an Event of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under the Guaranty and the other Loan Documents, at law, in equity or otherwise, do any one or more of the following:

                 (a) Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Security Agreement.

                 (b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine.

                 (c) Recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Security Agreement.

                 (d) Require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party.

                 (e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

                 (f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by Debtor.

                 (g) Debtor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof.

                 (h) Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         8. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Guaranty, the other Loan Documents or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

         9. Waiver. Any waiver, forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

         10. Setoff, Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

         11. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind its heirs, executors, administrators, successors and assigns.

         12. Entire Agreement; Severability. This Security Agreement contains the entire security agreement between Secured Party and Debtor. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         13. References. The singular includes the plural. If more than one executes this Security Agreement, the term Debtor shall be deemed to refer to each of the undersigned Debtors as well as to all of them, and their obligations and agreements hereunder shall be joint and several. If any of the undersigned is a married person, recourse may be had against his or her separate property for the Obligations.

         14. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, without giving effect to choice of law rules, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code of such state.

         15. Amendment. This Security Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

         16. Place of Business; Location of Records and Collateral. Debtor represents that Schedule A attached hereto accurately and completely sets forth: (a) its chief place of business; (b) all trade name(s) or style(s) used by Debtor; and (c) all locations where Debtor's records concerning the Collateral are located; and (d) all locations where Collateral is located.

         17. Notices. All notices, consents, requests and demands to or upon the respective parties under this Security Agreement shall be in writing and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or when deposited in the United States mail, postage prepaid, or, in the case of telegraphic notice or overnight courier service, when delivered to the telegraph company or overnight courier service, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or to such other address as either party may designate by notice to the other given in accordance with this Paragraph 17.

         EXECUTED this 12 day of September, 1995.

                                 DEBTOR:

                                 AMERICAN VANGUARD CORPORATION, a
                                 Delaware corporation


                                 By: /s/ JAMES A. BARRY
                                 ---------------------------------------
                                 Name: James A. Barry
                                 ---------------------------------------
                                 Title: Vice President, CFO
                                 ---------------------------------------
                                 Address:  2110 Davie Avenue
                                           City of Commerce, California 90040


                                 SECURED PARTY:

                                 SANWA BANK CALIFORNIA, a California corporation with a state banking license


                                 By: /s/ JOSEPH C. ARCO
                                 ---------------------------------------
                                 Name: Joseph C. Arco
                                 ---------------------------------------
                                 Title: V.P.
                                 ---------------------------------------
                                 Address:  601 South Figueroa Street
                                           Los Angeles, California 90017

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") is made and dated this 12 day of September, 1995 by and between SANWA BANK CALIFORNIA, a California corporation with a state banking license ("Secured Party"), and 2110 DAVIE CORPORATION, a California corporation ("Debtor").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Credit Agreement, dated as of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement" and with capitalized terms not otherwise defined herein used with the same meaning as in the Credit Agreement), SANWA BANK CALIFORNIA agreed to extend credit to AMVAC CHEMICAL CORPORATION ("Borrower") in the aggregate principal amount of $15,750,000.00.

         B. Borrower is an affiliate of Debtor and will benefit from the credit extended to Borrower by Secured Party. As a condition precedent to Secured Party's obligation to extend such credit to Borrower, Debtor was required to execute and deliver that certain Credit Guaranty dated as of even date herewith (as amended, modified or supplemented from time to time, the "Guaranty") pursuant to which Debtor has guaranteed all indebtedness of Borrower to Secured Party under the Credit Agreement and the other Loan Documents. As a condition precedent to Secured Party's obligation to extend credit to Borrower pursuant to the Credit Agreement, Debtor also is required to execute and deliver and this Security Agreement.

         C. This Security Agreement amends and restates all security agreements executed by Debtor in favor of Secured Party granting a security interest in personal property of the Debtor to secure the obligations of Debtor under the Guaranty or any other guaranty of indebtedness owed by Borrower to Secured Party under the Existing Revolving Credit Agreement and/or under the Existing Term Loan Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees as follows:

                                   AGREEMENT

         1. Grant of Security Interest. Debtor hereby pledges and grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the obligations described in Paragraph 3 below (collectively and severally, the "Obligations").

         2. Collateral. The Collateral shall consist of all right, title and interest of Debtor, now existing or hereafter arising, in under and to:

                 (a) Equipment. All goods and equipment ("Equipment") now owned or hereafter acquired by the Debtor or in which the Debtor now has or may hereafter acquire any interest including, but not limited to, all machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description and all additions, accessions, improvements, replacements and substitutions thereto and thereof.

                 (b) Inventory. All inventory ("Inventory") now owned or hereafter acquired by the Debtor including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts.

                 (c) Accounts and Contract Rights. All accounts and contract rights now owned or hereafter created or acquired by the Debtor, including but not limited to, all receivables and all rights and benefits due to the Debtor under any contract or agreement.

                 (d) General Intangibles. All general intangibles now owned or hereafter created or acquired by the Debtor, including but not limited to, goodwill, trademarks, trade styles, trade names, patents, patent applications, software, customer lists and business records.

                 (e) Chattel Paper and Documents. All documents, instruments and chattel paper now owned or hereafter acquired by the Debtor.

                 (f) Monies and Other Property in Possession. All monies and property of the Debtor now or hereafter in the possession of the Secured Party or the Secured Party's agents, or any one of them, including, but not limited to, all deposit accounts, certificates of deposit, stocks, bonds, indentures, warrants, options and other negotiable and non-negotiable securities and instruments, together with all stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property to which the Debtor may become entitled to receive on account of such property.

The Secured Party's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including but not limited to, the proceeds of any insurance thereon.

         3. Obligations. The Obligations secured by this Security Agreement shall consist of any and all debts, obligations and liabilities of Debtor to Secured Party arising out of or related to the Guaranty, whether principal, interest, fees or otherwise, whether now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred and whether or not extended, modified, rearranged, restructured, refinanced or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations or liabilities.

         4. Representations and Warranties. In addition to any representations and warranties of Debtor set forth in the Guaranty, which are incorporated herein by this reference, Debtor hereby represents and warrants that:

         (a) Debtor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in the Collateral, will be the sole owner thereof and have good and marketable title thereto).

         (b) Except for security interests in favor of Secured Party, no person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

         (c) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete.

         (d) Debtor has delivered to Secured Party all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, the certificate of title with respect to each motor vehicle, if any, included in the Collateral, together with such other writings with respect thereto as Secured Party shall request.

         (e) Each account, contract right, item of chattel paper, instrument or any other right to the payment of money constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor"), which terms have not been modified or waived in any respect or to any extent.

         (f) Any amount represented by Debtor to Secured Party as owing by any Account Debtor is the correct amount actually and unconditionally owing by such Account Debtor.

         (g) No Account Debtor has any defense, set off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral, or otherwise.

         5. Covenants and Agreements of Debtor. In addition to all covenants and agreements of Debtor set forth in the Guaranty, which are incorporated herein by this reference, Debtor hereby agrees:

                 (a) To do all acts that may be necessary to maintain, preserve and protect the Collateral;

                 (b) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with Secured Party related hereto or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                 (c) To pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral;

                 (d) To appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

                 (e) Not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Secured Party (provided that, unless an Event of Default shall occur, Debtor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory);

                 (f) To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

                 (g) That such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession;

                 (h) To account fully for and promptly deliver to Secured Party, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Secured Party or in blank, as requested by Secured Party, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by Debtor in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party;

                 (i) To keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time;

                 (j) To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, certificates of title, ship mortgages, aircraft mortgages, copyright mortgages, assignments or mortgages of patents, mortgages of mask works, mortgages for filing pursuant to the Interstate Commerce Act, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest in the Collateral hereunder and the priority thereof;

                 (k) To take such other actions as Secured Party may request to protect the value of the Collateral and of Secured Party's security interest in the Collateral, including, without limitation, provision of assurances from third parties regarding Secured Party's access to, right to foreclose on or sell, Collateral and right to realize the practical benefits of such foreclosure or sale;

                 (l) To reimburse Secured Party upon demand for any costs and expenses, including, without limitation, attorneys' fees and disbursements, Secured Party may incur while exercising any right, power or remedy provided by this Security Agreement or by law, all of which costs and expenses are included in the Obligations;

                 (m) To give Secured Party thirty (30) days prior written notice of any change in Debtor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in Paragraph 16 below;

                 (n) To keep the records concerning the Collateral and to keep the Collateral at the location(s) referred to in Paragraph 16 below and not to remove such records from such location(s) without the prior written consent of Secured Party;

                 (o) If Secured Party gives value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose;

                 (p) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

                 (q) At any reasonable time, upon demand by Secured Party, to exhibit to and allow inspection by Secured Party (or persons designated by Secured Party) of the Collateral; and

                 (r) To insure the Collateral, with Secured Party named as loss payee, in form and amounts, with companies, and against risks and liabilities satisfactory to Secured Party, and Debtor hereby assigns the policies to Secured Party, agrees to deliver them to Secured Party at its request, and agrees that Secured Party may make any claim thereunder, cancel the insurance on default by Debtor, collect and receive payment of and endorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Secured Party's election, to replacement of Collateral or to the Obligations.

         6. Authorized Action by Secured Party. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of the Debtor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failure to take any action which Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, and Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to exercise such rights and powers, including without limitation, to: (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (f) notify any Account Debtor on any Collateral to make payment directly to Secured Party.

         7. Default and Remedies. Upon the occurrence of an Event of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under the Guaranty and the other Loan Documents, at law, in equity or otherwise, do any one or more of the following:

                 (a) Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Security Agreement.

                 (b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine.

                 (c) Recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Security Agreement.

                 (d) Require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party.

                 (e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

                 (f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by Debtor.

                 (g) Debtor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof.

                 (h) Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         8. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Guaranty, the other Loan Documents or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

         9. Waiver. Any waiver, forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

         10. Setoff. Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

         11. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind its heirs, executors, administrators, successors and assigns.

         12. Entire Agreement; Severability. This Security Agreement contains the entire security agreement between Secured Party and Debtor. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         13. References. The singular includes the plural. If more than one executes this Security Agreement, the term Debtor shall be deemed to refer to each of the undersigned Debtors as well as to all of them, and their obligations and agreements hereunder shall be joint and several. If any of the undersigned is a married person, recourse may be had against his or her separate property for the Obligations.

         14. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, without giving effect to choice of law rules, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code of such state.

         15. Amendment. This Security Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

         16. Place of Business; Location of Records and Collateral. Debtor represents that Schedule A attached hereto accurately and completely sets forth: (a) its chief place of business; (b) all trade name(s) or style(s), used by Debtor; and (c) all locations where Debtor's records concerning the Collateral are located; and (d) all locations where Collateral is located.

         17. Notices. All notices, consents, requests and demands to or upon the respective parties under this Security Agreement shall be in writing and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or when deposited in the United States mail, postage prepaid, or, in the case of telegraphic notice or overnight courier service, when delivered to the telegraph company or overnight courier service, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or to such other address as either party may designate by notice to the other given in accordance with this Paragraph 17.

         EXECUTED this 12 day of September, 1995.

                                DEBTOR:

                                2110 DAVIE CORPORATION, a California corporation


                                By:  /s/  JAMES A. BARRY
                                    ------------------------------
                                Name:  James A. Barry
                                     -----------------------------
                                Title:  Vice President/CFO
                                      ----------------------------
                                Address:  2110 Davie Street
                                          City of Commerce, California 90040

                                SECURED PARTY:

                                SANWA BANK CALIFORNIA, a California corporation with a state banking license


                                By:  /s/  JOSEPH C. ARCO
                                    ------------------------------
                                Name:  Joseph C. Arco
                                     -----------------------------
                                Title:  V.P.
                                      ----------------------------
                                Address:  601 South Figueroa Street
                                          Los Angeles, California 90017

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") is made and dated this 12 day of September, 1995 by and between SANWA BANK CALIFORNIA, a California corporation with a state banking license ("Secured Party"), and GEMCHEM, INC., a California corporation ("Debtor").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Credit Agreement, dated as of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement" and with capitalized terms not otherwise defined herein used with the same meaning as in the Credit Agreement), SANWA BANK CALIFORNIA agreed to extend credit to AMVAC CHEMICAL CORPORATION ("Borrower") in the aggregate principal amount of $15,750,000.00.

         B. Borrower is an affiliate of Debtor and will benefit from the credit extended to Borrower by Secured Party. As a condition precedent to Secured Party's obligation to extend such credit to Borrower, Debtor was required to execute and deliver that certain Credit Guaranty dated as of even date herewith (as amended, modified or supplemented from time to time, the "Guaranty") pursuant to which Debtor has guaranteed all indebtedness of Borrower to Secured Party under the Credit Agreement and the other Loan Documents. As a condition precedent to Secured Party's obligation to extend credit to Borrower pursuant to the Credit Agreement, Debtor also is required to execute and deliver and this Security Agreement.

         C. This Security Agreement amends and restates all security agreements executed by Debtor in favor of Secured Party granting a security interest in personal property of the Debtor to secure the obligations of Debtor under the Guaranty or any other guaranty of indebtedness owed by Borrower to Secured Party under the Existing Revolving Credit Agreement and/or under the Existing Tenn Loan Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees as follows:

                                   AGREEMENT

         1. Grant of Security Interest. Debtor hereby pledges and grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the obligations described in Paragraph 3 below (collectively and severally, the "Obligations").

         2. Collateral. The Collateral shall consist of all right, title and interest of Debtor, now existing or hereafter arising, in under and to:

                 (a) Equipment. All goods and equipment ("Equipment") now owned or hereafter acquired by the Debtor or in which the Debtor now has or may hereafter acquire any interest including, but not limited to, all machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description and all additions, accessions, improvements, replacements and substitutions thereto and thereof

                 (b) Inventory. All inventory ("Inventory") now owned or hereafter acquired by the Debtor including, but not limited to, all raw materials, work in process, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of the Debtor's custody or possession, together with all returns on accounts.

                 (c) Accounts and Contract Rights. All accounts and contract rights now owned or hereafter created or acquired by the Debtor, including but not limited to, all receivables and all rights and benefits due to the Debtor under any contract or agreement.

                 (d) General Intangibles. All general intangibles now owned or hereafter created or acquired by the Debtor, including but not limited to, goodwill, trademarks, trade styles, trade names, patents, patent applications, software, customer lists and business records.

                 (e) Chattel Paper and Documents. All documents, instruments and chattel paper now owned or hereafter acquired by the Debtor.

                 (f) Monies and Other Property in Possession. All monies and property of the Debtor now or hereafter in the possession of the Secured Party or the Secured Party's agents, or any one of them, including, but not limited to, all deposit accounts, certificates of deposit, stocks, bonds, indentures, warrants, options and other negotiable and non-negotiable securities and instruments, together with all stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property to which the Debtor may become entitled to receive on account of such property.

The Secured Party's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including but not limited to, the proceeds of any insurance thereon.

         3. Obligations. The Obligations secured by this Security Agreement shall consist of any and all debts, obligations and liabilities of Debtor to Secured Party arising out of or related to the Guaranty, whether principal, interest, fees or otherwise, whether now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred and whether or not extended, modified, rearranged, restructured, refinanced or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations or liabilities.

         4. Representations and Warranties. In addition to any representations and warranties of Debtor set forth in the Guaranty, which are incorporated herein by this reference, Debtor hereby represents and warrants that:

                 (a) Debtor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in the Collateral, will be the sole owner thereof and have good and marketable title thereto).

                 (b) Except for security interests in favor of Secured Party, no person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

                 (c) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete.

                 (d) Debtor has delivered to Secured Party all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, the certificate of title with respect to each motor vehicle, if any, included in the Collateral, together with such other writings with respect thereto as Secured Party shall request.

                 (e) Each account, contract right, item of chattel paper, instrument or any other right to the payment of money constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor"), which terms have not been modified or waived in any respect or to any extent.

                 (f) Any amount represented by Debtor to Secured Party as owing by any Account Debtor is the correct amount actually and unconditionally owing by such Account Debtor.

                 (g) No Account Debtor has any defense, set off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral, or otherwise.

         5. Covenants and Agreements of Debtor. In addition to all covenants and agreements of Debtor set forth in the Guaranty, which are incorporated herein by this reference, Debtor hereby agrees:

                 (a) To do all acts that may be necessary to maintain, preserve and protect the Collateral;

                 (b) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with Secured Party related hereto or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                 (c) To pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral;

                 (d) To appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

                 (e) Not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Secured Party (provided that, unless an Event of Default shall occur, Debtor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory);

                 (f) To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

                 (g) That such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession;

                 (h) To account fully for and promptly deliver to Secured Party, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Secured Party or in blank, as requested by Secured Party, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by Debtor in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party;

                 (i) To keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time;

                 (j) To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, certificates of title, ship mortgages, aircraft mortgages, copyright mortgages, assignments or mortgages of patents, mortgages of mask works, mortgages for filing pursuant to the Interstate Commerce Act, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest in the Collateral hereunder and the priority thereof;

                 (k) To take such other actions as Secured Party may request to protect the value of the Collateral and of Secured Party's security interest in the Collateral, including, without limitation, provision of assurances from third parties regarding Secured Party's access to, right to foreclose on or sell, Collateral and right to realize the practical benefits of such foreclosure or sale;

                 (l) To reimburse Secured Party upon demand for any costs and expenses, including, without limitation, attorneys' fees and disbursements, Secured Party may incur while exercising any right, power or remedy provided by this Security Agreement or by law, all of which costs and expenses are included in the Obligations;

                 (m) To give Secured Party thirty (30) days prior written notice of any change in Debtor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in Paragraph 16 below;

                 (n) To keep the records concerning the Collateral and to keep the Collateral at the location(s) referred to in Paragraph 16 below and not to remove such records from such location(s) without the prior written consent of Secured Party;

                 (o) If Secured Party gives value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose;

                 (p) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

                 (q) At any reasonable time, upon demand by Secured Party, to exhibit to and allow inspection by Secured Party (or persons designated by Secured Party) of the Collateral; and

                 (r) To insure the Collateral, with Secured Party named as loss payee, in form and amounts, with companies, and against risks and liabilities satisfactory to Secured Party, and Debtor hereby assigns the policies to Secured Party, agrees to deliver them to Secured Party at its request, and agrees that Secured Party may make any claim thereunder, cancel the insurance on default by Debtor, collect and receive payment of and endorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Secured Party's election, to replacement of Collateral or to the Obligations.

         6. Authorized Action by Secured Party. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of the Debtor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failure to take any action which Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, and Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to exercise such rights and powers, including without limitation, to: (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (f) notify any Account Debtor on any Collateral to make payment directly to Secured Party.

         7. Default and Remedies. Upon the occurrence of an Event of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under the Guaranty and the other Loan Documents, at law, in equity or otherwise, do any one or more of the following:

                 (a) Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Security Agreement.

                 (b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine.

                 (c) Recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Security Agreement.

                 (d) Require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party.

                 (e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

                 (f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by Debtor.

                 (g) Debtor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof.

                 (h) Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         8. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Guaranty, the other Loan Documents or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

         9. Waiver. Any waiver, forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

         10. Setoff. Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

         11. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind its heirs, executors, administrators, successors and assigns.

         12. Entire Agreement; Severability. This Security Agreement contains the entire security agreement between Secured Party and Debtor. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         13. References. The singular includes the plural. If more than one executes this Security Agreement, the term Debtor shall be deemed to refer to each of the undersigned Debtors as well as to all of them, and their obligations and agreements hereunder shall be joint and several. If any of the undersigned is a married person, recourse may be had against his or her separate property for the Obligations.

         14. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, without giving effect to choice of law rules, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code of such state.

         15. Amendment. This Security Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

         16. Place of Business; Location of Records and Collateral. Debtor represents that Schedule A attached hereto accurately and completely sets forth: (a) its chief place of business; (b) all trade name(s) or style(s) used by Debtor; and (c) all locations where Debtor's records concerning the Collateral are located; and (d) all locations where Collateral is located.

         17. Notices. All notices, consents, requests and demands to or upon the respective parties under this Security Agreement shall be in writing and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or when deposited in the United States mail, postage prepaid, or, in the case of telegraphic notice or overnight courier service, when delivered to the telegraph company or overnight courier service, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or to such other address as either party may designate by notice to the other given in accordance with this Paragraph 17.



         EXECUTED this 12 day of September, 1995.


                                 DEBTOR:


                                 GEMCHEM, INC., a California corporation


                                 By: /s/ JAMES A. BARRY
                                    ------------------------------------
                                 Name:   James A. Barry
                                    ------------------------------------
                                 Title:  Vice President, CFO
                                    ------------------------------------
                                 Address:  1151 Dove Street, Suite 115
                                           Newport Beach, California 92660

                                 SECURED PARTY:


                                 SANWA BANK CALIFORNIA, a California corporation with a state banking license


                                 By:
                                    ------------------------------------
                                 Name:
                                    ------------------------------------
                                 Title:
                                    ------------------------------------
                                 Address:  601 South Figueroa Street
                                           Los Angeles, California 90017

                                   TERM NOTE
Up to $5,250,000.00                                       September 12, 1995


         FOR VALUE RECEIVED, the undersigned, AMVAC CHEMICAL CORPORATION, a California corporation (the "Borrower"), hereby promises to pay to the order of SANWA BANK CALIFORNIA (the "Lender"), at its office at 601 South Figueroa Street, W8-12, Los Angeles, California 90017 (or such other place as the Lender may direct from time to time), in lawful money of the United States and in immediately available funds, the principal amount advanced to the Borrower under that certain Amended and Restated Credit Agreement dated as of September 12, 1995 by and between the Borrower and the Lender (as such agreement may be amended from time to time, the "Credit Agreement"), together with interest thereon computed in accordance with the Credit Agreement, on the dates required pursuant to the Credit Agreement. Capitalized terms used herein without definition have the meanings assigned thereto in the Credit Agreement.

         This Term Note is the "Term Note" referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement and the other Loan Documents, including, without limitation, the Security Agreement, the Deed of Trust and the Guaranties, for rights and obligations of payment and prepayment, events of default and the right of the Lender to accelerate the maturity hereof upon the occurrence of such events.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

         The Borrower agrees to pay all collection expenses, court costs and reasonable attorneys' fees and disbursements (whether or not litigation is commenced) which may be incurred in connection with the collection or enforcement of this Term Note.

         This Term Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

                                        AMVAC CHEMICAL CORPORATION,
                                        a California corporation


                                        By: /s/ JAMES A. BARRY
                                           -----------------------------------
                                        Name:   James A. Barry
                                           -----------------------------------
                                        Title:  Vice President, CFO
                                           -----------------------------------